                                                                    Exhibit 99.1


FOR IMMEDIATE RELEASE                                         January 22, 2004
---------------------

                  PARKVALE FINANCIAL CORPORATION, MONROEVILLE,
             PA ANNOUNCES INCREASED EARNINGS FOR THE SECOND QUARTER
                                 OF FISCAL 2004

         PARKVALE FINANCIAL CORPORATION (NASDAQ: PVSA) REPORTED NET INCOME FOR THE QUARTER ENDED DECEMBER 31, 2003 OF $2.7 MILLION OR $0.48 PER DILUTED SHARE, UP 7.9% FROM NET INCOME OF $2.5 MILLION OR $0.45 PER DILUTED SHARE FOR THE QUARTER ENDED DECEMBER 31, 2002. The $198,000 increase in net income for the December 2003 quarter is attributable to a reduction in noninterest expense of $202,000 and net recovery of loan losses of $176,000. Net interest income for the three months ended December 2003 was $7.8 million up slightly from $7.7 million for the three month period ended December 2002. Return on average equity was 10.64% for the December 2003 quarter, up from 10.46% for the December 2002 quarter.

         FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 2003, NET INCOME WAS $5.1 MILLION OR $0.91 PER DILUTED SHARE COMPARED TO NET INCOME OF $5.4 MILLION OR $0.95 PER DILUTED SHARE FOR THE SIX MONTH PERIOD ENDED DECEMBER 31, 2002. The $234,000 decrease in net income for the December 2003 six months reflects a $1.7 million decrease in net interest income partially offset by a $406,000 gain on sale of investment securities and a $450,000 decrease in non-interest expense. Net interest income for the six months ended December 31, 2003 decreased to $14.5 million from $16.2 million for the six months ended December 31, 2002. Return on average equity was 10.18% for the six months ended December 2003.

         Parkvale Financial Corporation is the parent of Parkvale Savings Bank which has 39 offices in the Greater Pittsburgh area. The Bank had assets of $1.6 billion on December 31, 2003. Parkvale's capital was $102.1 million or $18.32 per share at December 31, 2003.

             (Condensed Consolidated Statement of Operations and selected financial data is attached.)

Contact: Robert J. McCarthy, Jr.                    Timothy G. Rubritz
         President and CEO                          Chief Financial Officer
         (412) 373-4815                             (412) 373-4817
                                             email: timothy.rubritz@parkvale.com

                         PARKVALE FINANCIAL CORPORATION
                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
              (Dollar amounts in thousands, except per share data)
                                   (Unaudited)

                                                                  THREE MONTHS ENDED                SIX MONTHS ENDED
                                                                     DECEMBER 31,                      DECEMBER 31,
                                                                 2003            2002              2003             2002
                                                            ---------------------------------------------------------------
Total interest income                                          $17,967          $21,898           $36,196          $45,092
Total interest expense                                          10,297           14,136            21,664           28,844
                                                            ---------------------------------------------------------------
    Net interest income                                          7,670            7,762            14,532           16,248
Provision for loan losses                                         (102)              74               (55)             122
                                                            ---------------------------------------------------------------
    Net interest income after provision for losses               7,772            7,688            14,587           16,126

Gain on sale of assets                                               -                -               406                -
Other income                                                     1,718            1,743             3,511            3,471
Total other expenses                                             5,600            5,802            11,149           11,598
                                                            ---------------------------------------------------------------

    Income before income taxes                                   3,890            3,629             7,355            7,999
Income tax expense                                               1,187            1,124             2,222            2,632
                                                            ---------------------------------------------------------------

Net income                                                      $2,703           $2,505            $5,133           $5,367
                                                            ===============================================================

Basic earnings per share                                         $0.49            $0.45             $0.93            $0.96
Diluted earnings per share                                       $0.48            $0.45             $0.91            $0.95
Dividends per share                                              $0.18            $0.18             $0.36            $0.36


------------------------------------------------------------------------------

                             SELECTED FINANCIAL DATA
              (Dollar amounts in thousands, except per share data)

                                                            DEC. 31,            June 30,           Dec. 31
                                                              2003                2003               2002
                                                          ----------------------------------------------------
Total assets                                               $1,597,195          $1,642,803          $1,618,796
Savings deposits                                            1,283,328           1,331,760           1,326,364
Total loans, net                                            1,128,358           1,241,779           1,220,721
Loan loss reserves                                             14,608              15,013              15,159
Non-performing assets                                           7,657               9,979               6,852
Ratio of classified assets to total assets                       0.48%               0.61%               0.42%
Allowance for loan losses as a % of gross loans                  1.28%               1.20%               1.23%
Total shareholders' equity                                 $  102,134          $   99,474          $   96,928
Book value per share                                            18.32               17.45               17.47

-------------------------------------------------------------------------------

                               OTHER SELECTED DATA

                                                   THREE MONTHS ENDED                  SIX MONTHS ENDED
                                                       DECEMBER 31,                      DECEMBER 31,
                                                  2003             2002             2003              2002
                                              --------------------------------------------------------------
Average interest rate spread                      1.92%            1.98%             1.81%            2.06%
Return on average assets                          0.67%            0.62%             0.64%            0.66%
Return on average equity                         10.64%           10.46%            10.18%           11.18%
Other expense to average assets                   1.40%            1.43%             1.38%            1.43%



                         PARKVALE FINANCIAL CORPORATION
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                (Dollar amounts in thousands, except share data)

                                                                             December 31,        June 30,
                                        ASSETS                                   2003              2003
                                                                        ---------------------------------

Cash and noninterest-earning deposits                                        $   25,732       $   32,067
Federal funds sold                                                               72,000           72,000
Interest-earning deposits in other banks                                          6,576           17,576
Investment securities available for sale (cost of
  $19,624 at December 31 and $19,185 at June 30)                                 19,685           19,743
Investment securities held to maturity (fair value of
  $301,320 at December 31 and $215,587 at June 30)                              297,154          210,827
Loans, net of allowance of $14,609 at December 31
  and $15,013 at June 30                                                      1,128,358        1,241,779
Foreclosed real estate, net                                                       2,438            2,695
Office properties and equipment, net                                             10,737           11,196
Intangible assets and deferred charges                                           11,353           11,572
Prepaid expenses and other assets                                                23,162           23,348
                                                                        ---------------------------------

                                                    Total Assets             $1,597,195       $1,642,803
                                                                        =================================

                         LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Savings deposits                                                             $1,283,328       $1,331,760
Advances from FHLB                                                              161,100          161,107
Trust Preferred Securities                                                       25,000           25,000
Escrow for taxes and insurance                                                    5,041            7,144
Other liabilities                                                                 5,058            5,268
Other borrowings                                                                 15,534           13,050
                                                                        ---------------------------------

                                               Total Liabilities             $1,495,061       $1,543,329
                                                                        =================================

SHAREHOLDERS' EQUITY
Preferred Stock ($1.00 par value; 5,000,000
  shares authorized; 0 shares issued)                                                 -                -
Common Stock ($1.00 par value; 10,000,000 shares
  authorized; 6,734,894 shares issued,                                            6,735            6,735
Additional Paid in Capital                                                        3,667            4,132
Treasury Stock at cost (1,159,512 shares in December
   and 1,186,663 shares in June)                                                (22,642)         (22,951)
Accumulated other comprehensive income                                               38              355
Retained earnings                                                               114,336          111,203
                                                                        ---------------------------------

                                      Total Shareholders' Equity                102,134           99,474
                                                                        ---------------------------------

                      Total Liabilities and Shareholders' Equity             $1,597,195       $1,642,803
                                                                        =================================

Shareholders' Equity per share                                               $    18.32       $    17.45


                         PARKVALE FINANCIAL CORPORATION
                 UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
              (Dollar amounts in thousands, except per share data)

                                                          THREE MONTHS ENDED                 SIX MONTHS ENDED
                                                             DECEMBER 31,                      DECEMBER 31,
                                                        2003              2002             2003             2002
                                                 ------------------------------------------------------------------
Interest Income:
  Loans                                                $14,748          $18,470          $30,167           $38,215
  Investments                                            3,005            2,915            5,553             5,857
  Federal funds sold                                       214              513              476             1,020
                                                 ------------------------------------------------------------------

      Total interest income                             17,967           21,898           36,196            45,092
                                                 ------------------------------------------------------------------

Interest Expense:
  Savings deposits                                       7,776           11,701           16,635            24,023
  Borrowings                                             2,206            2,096            4,419             4,120
  Trust Preferred Securities                               315              339              610               701
                                                 ------------------------------------------------------------------
      Total interest expense
                                                        10,297           14,136           21,664            28,844
                                                 ------------------------------------------------------------------

Net interest income                                      7,670            7,762           14,532            16,248
Provision for loan losses                                 (102)              74              (55)              122
                                                 ------------------------------------------------------------------

Net interest income after
   provision for losses                                  7,772            7,688           14,587            16,126
                                                 ------------------------------------------------------------------

Noninterest Income:
  Service charges on deposit accounts                    1,111            1,183            2,217             2,296
  Other fees and service charges                           253              311              555               642
  Gain on sale of assets                                     0                0              406                 0
  Miscellaneous                                            354              249              739               533
                                                 ------------------------------------------------------------------

      Total other income                                 1,718            1,743            3,917             3,471
                                                 ------------------------------------------------------------------

Noninterest Expenses:
  Compensation and employee benefits                     3,094            3,162            6,139             6,429
  Office occupancy                                       1,054            1,033            2,111             2,007
  Marketing                                                102              161              189               312
  FDIC insurance                                            50               57              102               115
  Office supplies, telephone, and postage                  402              419              789               829
  Miscellaneous                                            898              970            1,819             1,906
                                                 ------------------------------------------------------------------

      Total other expense                                5,600            5,802           11,149            11,598
                                                 ------------------------------------------------------------------

Income before income taxes                               3,890            3,629            7,355             7,999
Income tax expense                                       1,187            1,124            2,222             2,632
                                                 ------------------------------------------------------------------

Net income                                             $ 2,703          $ 2,505          $ 5,133           $ 5,367
                                                 ==================================================================


Basic earnings per share                                 $0.49            $0.45            $0.93             $0.96
Diluted earnings per share                               $0.48            $0.45            $0.91             $0.95
Dividends per share                                      $0.18            $0.18            $0.36             $0.36
